UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-02333

New Perspective Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

Michael W. Stockton

New Perspective Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

An enduring approach
to an evolving world.

Special feature page 6 New Perspective Fund® Annual report for the year ended September 30, 2015

New Perspective Fund seeks to provide you with long-term growth of capital. Future income is a secondary objective.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature
6	An enduring approach to an evolving world.

Contents

1	Letter to investors
4	The value of a long-term perspective
12	Summary investment portfolio
16	Financial statements
35	Board of trustees and other officers

Fellow investors:

In a volatile period during which all major markets lost ground, New Perspective Fund posted positive results for the 12 months ended September 30, 2015.

The fund returned 0.34% for those who reinvested the 23 cents-a-share dividend and the $2.29 capital gain paid in December 2014. It significantly outpaced the 6.66% decline posted by the fund’s primary benchmark, the unmanaged MSCI ACWI (All Country World Index), which measures returns for stock markets in 46 countries. Furthermore, the fund’s results surpassed those of its peer group, as gauged by the Lipper Global Funds Average, which fell –5.18%.

As seen in the table below, the fund has outperformed its benchmarks and its peers over a number of time frames.

One step forward, two steps back

Global markets posted gains in the first three quarters of the fund’s fiscal year before selling off sharply as concerns about China’s slowing growth outweighed continued signs of improvement in the U.S. economy. The period was marked by a heavy upswing in volatility, with the CBOE Volatility Index (commonly known as the VIX) surging to an intraday high above 50 in late August after China surprised markets by devaluing its currency.

U.S. stocks fell modestly in the face of uncertain global growth, plunging oil prices and a potential interest rate hike by the Federal Reserve. Markets touched all-time highs in May as domestic economic conditions continued to improve and mergers-and-acquisitions (M&A) occurred in a number of sectors, but China’s troubles triggered a retreat in the last two months of the period. In all, U.S. stocks lost 0.58%*.

Losses were more pronounced in Europe, where stocks slid 9.33% amid persistent economic weakness and flare-ups in Greece’s sovereign debt crisis. Optimism that aggressive new quantitative easing measures launched by the European Central Bank at the beginning of the year would help spur lending and boost

*	Unless otherwise indicated, country and region returns are based on MSCI indexes, expressed in U.S. dollars and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes, except the MSCI USA Index, which reflects dividends gross of withholding taxes.

Results at a glance

For periods ended September 30, 2015, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 3/13/73)

New Perspective Fund (Class A shares)	0.34%	9.43%	7.26%	12.14%
MSCI ACWI[1,2]	-6.66	6.82	4.58	—	[3]
Standard & Poor’s 500 Composite Index[1]	-0.61	13.33	6.79	10.13
Lipper Global Funds Average[4]	-5.18	7.17	4.59	10.02

[1]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[2]	Results reflect dividends net of withholding taxes.
[3]	The MSCI ACWI began operations on December 31, 1987.
[4]	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category.

New Perspective Fund	1

Largest equity holdings

Percent of
net assets
Novo Nordisk	5.4%
Amazon	3.6
Regeneron Pharmaceuticals	2.0
Microsoft	1.8
Associated British Foods	1.4
Priceline Group	1.4
Naspers	1.4
Taiwan Semiconductor Manufacturing	1.3
ASML	1.3
AIA Group	1.2

consumer prices was short lived. Turmoil in China and tepid economic activity in both Germany and France dampened investor sentiment. Commodity producers and companies that derive a significant portion of their revenues from Asia were among the biggest decliners, although the losses extended across nearly all sectors and national markets in the 19-member euro zone. In Japan, stocks posted noteworthy gains during the first nine months of the period, helped by aggressive central bank policies and strong exports to the U.S. and China, which boosted GDP. But the market gave back those gains, and then some, as investors worried about the impact of slowing growth in China — Japan’s largest trading partner. Japanese equities finished down 2.22%. Emerging markets fared worse, posting double-digit losses.

Commodities lead markets lower, consumer and health care companies show resilience

Depressed commodity prices continued to hurt energy and materials stocks. Financials were also weak, notably banks with major business operations in emerging markets. Consumer discretionary companies advanced, with U.S. retailers and apparel manufacturers among the biggest winners. But car manufacturers lagged, hurt by China-related woes and an emissions scandal in the German auto industry. M&A activity buoyed the health care sector, as did the Supreme Court’s ruling upholding subsidies under the Affordable Care Act, which helped benefits providers. Returns in the other defensive areas of the market were mixed. Consumer staples stocks climbed, but utilities and telecommunications services companies lost ground.

Market-leading companies deliver market-leading results

While investor fears about China were the key drivers of the downward movement of the market during the period, our fundamental approach to companies and focus on well-managed, durable franchises helped the fund significantly outpace the broader markets.

Investments in the consumer discretionary sector were particularly strong, thanks in part to companies that have been at the forefront of changing and disrupting the distribution of goods and services. Online retailer Amazon advanced on larger-than-expected revenues and a surprise profit for the quarter ending December 2014, which helped push its share price up and its market cap past that of Walmart. In a move toward transparency, the company also began publishing results for its booming cloud-computing division, Amazon Web Services. Naspers, a South Africa-based media and internet group, moved higher on strong advertising revenue growth at Tencent — China’s largest internet service provider — of which it owns a third. Online travel agency Priceline Group also rose.

Industrials made a meaningful contribution to results as slumping oil prices triggered a drop in the cost of aviation jet fuel, providing a tailwind for airline stocks. Among the fund’s technology holdings, payment processors Visa and MasterCard were aided by China’s announcement that it would open its market to foreign payments processors. Robust smartphone sales in China helped support share price gains for chipmaker Taiwan Semiconductor Manufacturing and electronic components manufacturer Murata. Dutch chipmaker ASML continued to struggle in its efforts to persuade the semiconductor industry to adopt its next-generation EUV technology. Microsoft also fell, but outpaced the broader market.

2	New Perspective Fund

Health care holdings proved beneficial. Novo Nordisk gained on enthusiasm over its long-acting insulin, Tresiba, which was approved by the FDA in September. Regeneron Pharmaceuticals profited from excitement around its drug pipeline. We believe that this sector is experiencing a renaissance of research and development. Select firms may be on the verge of delivering innovative and potentially disruptive technologies to treat unmet medical needs. As such, the fund continues to maintain a healthy exposure to a number of pharmaceutical and biotechnology companies.

Looking ahead

When markets have been strong for a number of years, it can be easy to forget that a key factor to successful investing for the long term is the ability to navigate the tough times. The fund’s resilience over the past 12 months reflects our commitment to identifying global leaders with competitive advantages that allow them to not only prosper in healthy environments, but to withstand periods of volatility. For more on this subject, see the feature beginning on page 6.

For long-term investors, periods of market uncertainty often provide moments of great opportunity. Some of our most successful investments were made at the bottom of the market or the bottom of the cycle in a particular industry. For all the pessimism in the world today, we remain focused on the fact that companies continue to produce goods and services that we need in our lives.

Thank you for your commitment to New Perspective Fund.

Sincerely,

Robert W. Lovelace
President

November 9, 2015

For current information about the fund, visit americanfunds.com.

Where the fund’s assets are invested

(percent invested by country of domicile)

	September 30
	2015	2014

The Americas	49.9%	48.2%
United States	48.1	45.5
Canada	1.2	2.1
Brazil	.4	.4
Mexico	.2	.2

Europe	27.0	31.0
Euro zone*	10.8	14.2
United Kingdom	6.7	7.3
Denmark	5.4	4.8
Switzerland	3.5	4.0
Sweden	.5	.5
Norway	.1	.2

Asia/Pacific Basin	12.6	12.6
Japan	6.8	6.7
Hong Kong	1.8	1.7
Taiwan	1.3	1.2
India	1.2	.9
South Korea	.9	1.0
Australia	.3	.9
Singapore	.2	.2
China	.1	—

Other	1.8	1.5

Short-term securities & other assets less liabilities	8.7	6.7

Total	100.0%	100.0%

*	Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain.

New Perspective Fund	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	Includes reinvested dividends of $175,155 and reinvested capital gain distributions of $518,973.
[4]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[5]	From March 13, 1973, through December 31, 1987, the MSCI World Index was used because the MSCI ACWI did not exist. MSCI World Index results reflect dividends net of withholding taxes, and MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[6]	For the period March 13, 1973, commencement of operations, through September 30, 1973.

4	New Perspective Fund

How a $10,000 investment has grown

There always have been reasons not to invest. If you look beyond the negative headlines, however, you will find that despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart below shows, over its lifetime, New Perspective Fund has done demonstrably better than its primary benchmark. Dividends, particularly when reinvested, have accounted for a large portion of the fund’s overall results.

New Perspective Fund	5

An enduring approach
to an evolving world.

After five years of relative calm, volatility and uncertainty have returned to the markets. Nearly every week brings new challenges resulting from the expectation that tomorrow’s world will look different from today’s. Whether it is a potential movement in Federal Reserve policy, a shakeup in the euro zone triggered by the debt crisis in Greece, or a seismic shift in the energy industry brought about by the production of shale oil in the U.S., change is now a daily occurrence.

6	New Perspective Fund

“For long-term investors, periods of market volatility often provide the greatest opportunities.”

Rob Lovelace

More recently, markets have turned their attention to China, where the world’s second-largest economy is struggling to transition from an investment-led to a consumer-driven economy. This is proving to be more difficult than expected, and fears of a greater-than-anticipated slowdown and possible spillover into other parts of the world have dampened confidence in global markets.

Opportunities that arise from an evolving world have always been central to New Perspective Fund’s investment strategy — so much so that today’s environment seems almost tailor-made to the fund’s investment approach. Even amid market turmoil, the fund has a history of resilience. In the following pages, we take a closer look at some of the reasons the fund has been able to successfully navigate periods of volatility and explore the opportunities they have presented.

Weathering the good times and bad

With global markets broadly lower on concerns about China, investors may be wondering how the fund managed to hold its ground amid so much market uncertainty.

“Often people think that the way to build a really resilient portfolio is to invest in stodgy, low-volatility stocks,” says portfolio manager Brady Enright. “But what New Perspective Fund has demonstrated is that investing in global leaders diversified across different geographies also can help portfolios be less vulnerable in major downturns.”

Since its launch in 1973, the fund has returned 12.14% on an annualized basis versus 8.15% for its historical benchmarks. It has weathered many different market conditions, outpacing its benchmark* 100% of the time on a rolling monthly three-year basis when the market has declined — a feat that can be attributed to a number of characteristics managers look for when choosing investments.

One of those characteristics is a presence in multiple countries. “Being a global business suggests a certain amount of maturity and experience,” explains portfolio manager Jody Jonsson. “These companies have proven their ability to efficiently manage operations utilizing different currencies, accounting standards, regulations and tax structures. They do not depend on the success of a product in just one country or market. As such, they tend to hold up better when markets are challenged.”

While the fund may have no exposure to companies headquartered in China, that doesn’t mean short-term worries in a single market don’t have an impact on multinationals doing business there. A number of companies in the portfolio have been hurt by China’s economic

*	New Perspective Fund’s historical benchmark: MSCI All Country World Index, October 2011–present; MSCI World Index, fund inception–September 2011. Source: MSCI.

New Perspective Fund	7

“New Perspective Fund has demonstrated ... that investing in global leaders diversified across different geographies also can help portfolios be less vulnerable in major downturns.”

Brady Enright

troubles, including Finnish elevator manufacturer KONE. The company, which is a global leader in an industry dominated by a small number of sellers, holds a leading market share position in China. But there are important aspects of its business model that analysts and managers think the market is overlooking. For example, its U.S. sales have been strong and its European business has begun to pick up. And while China has been a key driver of KONE’s growth and a major source of its profits, it only accounts for about one-tenth of the company’s revenue, so KONE isn’t totally reliant on construction activity that is likely to decrease as the country moves from an investment-led to a consumption-driven economy. “What people tend to forget is that about half of KONE’s revenues actually comes from servicing — the need for which should continue to grow even if new installations start to decline,” points out portfolio manager Jonathan Knowles. “Furthermore, there should be a good deal of replacement demand even if new construction slows, which makes me believe the company will be better equipped to withstand a downturn than those that rely more heavily on China’s investment-led construction boom.”

Some businesses with meaningful exposure to the country have done well, however. Take, for example, South African-based internet and media conglomerate Naspers. The company holds a greater than 30% stake in Tencent, China’s largest and most trafficked internet service portal. Online shopping, gaming, dating and social media play a

The New Geography of Investing®

New Perspective Fund invests primarily in companies based in developed markets in Europe and the United States. While emerging markets make up a small portion of the fund’s investments (6%) by country of domicile, the importance of these markets becomes clear when looking at the companies in terms of where they generate revenue (29%). For this reason, it is important to have active management supported by a worldwide research operation when investing in today’s global markets.

Source: Capital Group as of 9/30/2015.

Compared with the MSCI ACWI as a percent of net assets. All figures include convertible securities.

Equity portion breakdown by domicile (%)

	Region	Fund	Index
■	United States	53%	53%
■	Canada	1	3
■	Europe	30	23
■	Japan	7	8
■	Asia-Pacific ex. Japan	3	4
■	Emerging markets	6	9
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Region	Fund	Index
■	United States	39%	40%
■	Canada	3	3
■	Europe	21	19
■	Japan	6	7
■	Asia-Pacific ex. Japan	2	4
■	Emerging markets	29	27
	Total	100%	100%

8	New Perspective Fund

significant part in the daily lives of Chinese consumers, and that importance will only multiply as smartphone use becomes more pervasive. The government has effectively blocked companies like Google, Yahoo and Facebook, but this has cleared the way for a few national champions to prosper. “Even though we’re talking about a hard landing in China, companies like Tencent are growing rapidly,” explains portfolio manager Rob Lovelace. “It serves as an important reminder that just because an economy is challenged doesn’t mean that every business is going to do badly.”

Opportunities in a changing world

The ability to innovate and execute change is something else the fund’s managers look for when making investment choices. “We are in a highly disruptive environment for companies,” says Jonathan. “Companies that 10 years ago were thought to be inviolable have virtually disappeared, so you really need to be able to identify potential ‘disruptors’ and the opportunities they stand to provide. That is something I spend a lot of time thinking about.”

The profound impact that scientific advances are having on the health care investment landscape is one key area of focus for managers. The mapping of the human genome has enabled a wave of innovation that includes some exciting developments and novel treatments for previously unmet medical needs. “What’s happening right now in biotechnology is a once-in-a-lifetime phenomenon with the potential to meaningfully improve the quality of life,” observes Rob.

“Medical science appears to be on the brink of a paradigm shift in the treatment of many troubling conditions,” adds Jonathan. “One area that’s particularly exciting is immunotherapy — medicines that harness the power of the immune system to combat cancers and other diseases.”

Other drugs in development offer the promise of treatments that are substantially more effective than existing therapies — and it’s not just small biotech firms that are doing the research. For example, Novartis, one of Europe’s larger pharmaceutical firms, recently reported some remarkable clinical trial data for a new heart

New Perspective Fund	9

medication. Compared to one of the most widely prescribed generic drugs currently available, this drug reportedly reduced cardiovascular deaths by 20%.

The fund’s managers also point to financial stability and a track record of allocating capital wisely as characteristics that have enabled many companies to survive — even flourish — during tough economic times. While their competitors may be forced to cut back, these firms have the means to reinvest in promising long-term growth opportunities and capture market share during down cycles.

Shutting out the noise

The characteristics managers look for when choosing companies for the fund’s portfolio are of little merit if an investor is unwilling to stay the course when markets are challenging. But this is why a long-term approach to investing is key: It provides the time and flexibility to invest in out-of-favor companies that will recover as the market recognizes their value.

There is probably no better recent example of this than online retailer Amazon, which was a prominent contributor to the fund’s results during the period. “When we first invested in the company back in 2007, we did so because we believed it could be the world’s largest retailer,” Jody acknowledges. “But it also had an incredible technology company

Taking the long view

New Perspective Fund’s long-term approach to investing stands in contrast to its peers. In 2014, the fund’s portfolio turnover rate was around 25%, meaning that the average investment was held for a period of four years. That number drops to approximately two years for many global funds. At right, portfolio managers Brady Enright and Jonathan Knowles talk about the positions they have held the longest and the attributes that have made these companies sensible investments over the long term.

Fund turnover

Data from 1974 to 2014. Turnover methodology is the lesser of purchases/sales divided by average market value. Source: Capital Group. Average holding periods as of the most recent fiscal year-end periods. Source for comparable global equity funds: Lipper.

10	New Perspective Fund

buried within it which, in our opinion, had the potential to be the world’s most valuable of its kind.” Since that initial purchase, the share price has had its ups and downs, most notably in 2014. While developed markets ended the year in positive territory, shares were down more than 22% as investors worried about future growth, valuations and the company’s ability to generate money from merchandise sales. In addition, because little was being disclosed about its size or results, investors were unwilling to give the company credit for its cloud business, Amazon Web Services.

Instead of panicking, managers remained steadfast, adding to the position amid market weakness. Part of the reason they felt comfortable doing so was because of the rigorous research that is performed on all fund investments. “Our analyst has done a really great job of keeping us focused on our original thesis. Despite all the market distractions, the core elements are for the most part the same,” explains portfolio manager Steve Watson. “Amazon continues to take market share from brick-and-mortar retail, continues to expand globally and continues to evolve with the growth of Amazon Web Services. The business is not significantly different than it was last year, but because we are patient, long-term investors, we have been able to capitalize on investors’ changing perceptions of the company.”

A patient approach to change

Given the fund’s long-term approach, it may come as no surprise that the portfolio hasn’t changed much recently. In a number of areas, the secular trends that inform many of the fund’s investment choices remain solidly in place, but that does not mean that managers aren’t on the lookout for durable franchises that may have been unjustly affected by the macroeconomic environment.

“For long-term investors, periods of market volatility often provide the greatest opportunities,” Rob adds.■

Google

Brady Enright

People tend to forget that Google is essentially a tollbooth just before the on ramp to the Internet. We find and utilize a truly incredible amount of information online. What’s more, commerce is increasingly moving to the Web. Google is exceptionally well-positioned to benefit from these trends. The company has a robust financial model and requires little capital to expand. They also have high incremental margins and strong network effects, so the more people use Google, the more adept the company can be at providing search results and other capabilities.

While the core business is maturing, Google continues to innovate. They are doing it with Android and YouTube, but they are also working on dozens of other projects such as self-driving cars and robotics. It remains to be seen if these things will become meaningful sources of revenue. But when you add innovation to the confidence I have in the strength of its core operations, that’s the reason I continue to hold it.

Novo Nordisk

Jonathan Knowles

Very early on in my career as a pharmaceuticals analyst, I realized that diabetes was the pandemic of our generation. I felt strongly that there was an overwhelming need for a company to step up and focus on treating this disease properly and early. Novo Nordisk did so. The company’s dedication to a condition that affects so many and contributes to a number of other serious health problems was one of the reasons I have always liked it.

The other thing that has made Novo Nordisk attractive over such a long period of time is that it has innovated well. It just recently gained FDA approval for a novel, long–acting insulin called Tresiba, which will be used alone and in combination with other drugs. One of these drugs, Xultophy, has shown to be highly effective at reducing blood sugar in previously uncontrolled diabetics. The company’s focus and innovation have allowed it to gain market share in countries throughout the world, including China, the U.S. and Brazil.

New Perspective Fund	11

Summary investment portfolio September 30, 2015

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	48.07%
Euro zone*	10.76
Japan	6.84
United Kingdom	6.67
Denmark	5.39
Switzerland	3.49
Hong Kong	1.84
South Africa	1.78
Taiwan	1.32
Other countries	5.16
Short-term securities & other assets less liabilities	8.68
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Ireland, the Netherlands and Spain.

Common stocks 91.13%	Shares	Value (000)
Consumer discretionary 17.72%
Amazon.com, Inc.[1]	3,982,500	$2,038,602
Priceline Group Inc.[1]	643,600	796,043
Naspers Ltd., Class N2	6,201,360	778,105
Home Depot, Inc.	5,274,100	609,106
Walt Disney Co.	3,072,700	314,030
Other securities		5,413,743
		9,949,629

Information technology 15.69%
Microsoft Corp.	23,390,400	1,035,259
Taiwan Semiconductor Manufacturing Co., Ltd.[2]	170,482,994	680,313
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	3,000,000	62,250
ASML Holding NV2	5,538,381	485,565
ASML Holding NV (New York registered)	2,801,870	246,508
Google Inc., Class C1	535,254	325,659
Google Inc., Class A1	414,300	264,477
Murata Manufacturing Co., Ltd.[2]	4,292,300	557,433
Avago Technologies Ltd.	3,551,000	443,911
Visa Inc., Class A	6,339,200	441,589
MasterCard Inc., Class A	4,900,000	441,588
VeriSign, Inc.[1,3]	5,733,444	404,552
Naver Corp.[2]	796,945	346,150
Texas Instruments Inc.	6,641,662	328,895
Facebook, Inc., Class A1	3,635,000	326,786
Nintendo Co., Ltd.[2]	1,920,800	324,503
Other securities		2,096,086
		8,811,524

Health care 15.56%
Novo Nordisk A/S, Class B2	56,236,585	3,026,894
Regeneron Pharmaceuticals, Inc.[1]	2,412,150	1,121,988
Novartis AG2	6,965,000	641,579
Bayer AG2	3,875,000	495,257
Incyte Corp.[1]	3,836,800	423,314
Vertex Pharmaceuticals Inc.[1]	3,859,000	401,876
AstraZeneca PLC[2]	5,736,000	364,026
Medtronic PLC	5,395,300	361,161
Merck & Co., Inc.	6,090,000	300,785
Other securities		1,604,014
		8,740,894

12	New Perspective Fund

		Value
	Shares	(000)
Consumer staples 11.27%
Associated British Foods PLC[2]	15,876,245	$804,626
British American Tobacco PLC[2]	10,262,500	567,174
Pernod Ricard SA2	5,162,016	521,239
Nestlé SA2	6,073,063	457,341
Philip Morris International Inc.	5,424,300	430,310
Coca-Cola Co.	10,533,900	422,620
Unilever NV, depository receipts[2]	7,529,600	303,023
Other securities		2,822,188
		6,328,521

Financials 10.62%
AIA Group Ltd.[2]	132,044,600	687,496
CME Group Inc., Class A	7,214,443	669,067
JPMorgan Chase & Co.	9,190,000	560,314
ACE Ltd.	4,618,800	477,584
Prudential PLC[2]	17,986,141	380,237
Goldman Sachs Group, Inc.	2,148,426	373,311
ICICI Bank Ltd. (ADR)	32,068,500	268,734
ICICI Bank Ltd.[2]	17,170,000	71,020
Moody’s Corp.	3,035,600	298,096
Other securities		2,177,100
		5,962,959

Industrials 10.18%
Delta Air Lines, Inc.	15,000,000	673,050
Boeing Co.	2,888,400	378,236
United Technologies Corp.	4,061,900	361,468
KONE Oyj, Class B2	8,620,300	328,457
United Continental Holdings, Inc.[1]	6,062,900	321,637
Ryanair Holdings PLC (ADR)	3,869,499	302,982
Other securities		3,351,715
		5,717,545

Other 6.75%
Other securities		3,792,521

Miscellaneous 3.34%
Other common stocks in initial period of acquisition		1,877,700

Total common stocks (cost: $34,827,860,000)		51,181,293

Convertible bonds 0.02%	Principal amount (000)
Consumer staples 0.01%
Other securities		3,263

Miscellaneous 0.01%
Other convertible bonds in initial period of acquisition		8,556

Total convertible bonds (cost: $14,966,000)		11,819

Bonds, notes & other debt instruments 0.17%
U.S. Treasury bonds & notes 0.17%
U.S. Treasury 0.17%
Other securities		96,151

Total bonds, notes & other debt instruments (cost: $96,138,000)		96,151

New Perspective Fund	13

Short-term securities 8.45%	Principal amount (000)	Value (000)
Chariot Funding, LLC 0.32%–0.39% due 11/19/2015–12/7/2015[4]	$34,300	$34,284
Fannie Mae 0.12%–0.26% due 11/2/2015–2/10/2016	468,100	468,052
Federal Home Loan Bank 0.08%–0.21% due 10/13/2015–1/26/2016	727,750	727,733
Freddie Mac 0.10%–0.27% due 10/1/2015–2/8/2016	626,000	625,972
Jupiter Securitization Co., LLC 0.31% due 11/9/2015[4]	50,000	49,987
Other securities		2,840,524

Total short-term securities (cost: $4,745,719,000)		4,746,552
Total investment securities 99.77% (cost: $39,684,683,000)		56,035,815
Other assets less liabilities 0.23%		130,067

Net assets 100.00%		$56,165,882

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including a portion of a security which was pledged as collateral. The total value of pledged collateral was $3,902,000, which represented .01% of the net assets of the fund.

14	New Perspective Fund

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $443,461,000.

					Unrealized
					(depreciation)
			Contract amount		appreciation
			Receive	Deliver	at 9/30/2015
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Japanese yen	10/14/2015	Citibank	$18,254	¥2,200,000	$(88)
Japanese yen	10/15/2015	Citibank	$77,962	¥9,400,000	(408)
Japanese yen	10/15/2015	Bank of America, N.A.	$11,067	¥1,379,000	(430)
Japanese yen	10/16/2015	UBS AG	$11,120	¥1,378,000	(369)
Japanese yen	10/19/2015	HSBC Bank	$32,112	¥3,850,000	12
Japanese yen	10/19/2015	Bank of America, N.A.	$16,206	¥1,950,000	(52)
Japanese yen	10/23/2015	JPMorgan Chase	$11,479	¥1,378,000	(11)
Japanese yen	11/10/2015	Bank of America, N.A.	$41,962	¥5,024,000	62
Japanese yen	11/16/2015	Citibank	$16,804	¥2,100,000	(712)
Japanese yen	11/19/2015	Bank of New York Mellon	$48,840	¥6,065,000	(1,747)
Japanese yen	12/4/2015	Bank of America, N.A.	$177,567	¥21,300,000	(153)
					$(3,896)

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is shown in the summary investment portfolio under the respective industry sectors. Further details on such holdings and related transactions during the year ended September 30, 2015, appear below.

						Value of
					Dividend	affiliates at
	Beginning			Ending	income	9/30/2015
	shares	Additions	Reductions	shares	(000)	(000)
VeriSign, Inc.[1]	8,077,444	218,400	2,562,400	5,733,444	$—	$404,552

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $22,294,928,000, which represented 39.69% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,902,079,000, which represented 3.39% of the net assets of the fund.

Key to abbreviation and symbol

ADR = American Depositary Receipts

¥ = Japanese yen

See Notes to Financial Statements

New Perspective Fund	15

Financial statements

Statement of assets and liabilities
at September 30, 2015	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $39,429,844)	$55,631,263
Affiliated issuers (cost: $254,839)	404,552	$56,035,815
Cash denominated in currencies other than U.S. dollars (cost: $20,767)		20,775
Cash		1,590
Unrealized appreciation on open forward currency contracts		74
Receivables for:
Sales of investments	239,687
Sales of fund’s shares	50,603
Dividends and interest	98,570
Other	1,332	390,192
		56,448,446
Liabilities:
Unrealized depreciation on open forward currency contracts		3,970
Payables for:
Purchases of investments	172,165
Repurchases of fund’s shares	65,932
Investment advisory services	17,958
Services provided by related parties	12,209
Trustees’ deferred compensation	4,274
Other	6,056	278,594
Net assets at September 30, 2015		$56,165,882

Net assets consist of:
Capital paid in on shares of beneficial interest		$36,479,655
Undistributed net investment income		312,051
Undistributed net realized gain		3,029,275
Net unrealized appreciation		16,344,901
Net assets at September 30, 2015		$56,165,882

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (1,573,239 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$35,186,863	982,997	$35.80
Class B	103,936	2,951	35.22
Class C	1,330,800	38,545	34.53
Class F-1	1,326,525	37,259	35.60
Class F-2	2,643,721	73,909	35.77
Class 529-A	1,503,529	42,438	35.43
Class 529-B	15,928	457	34.83
Class 529-C	331,267	9,605	34.49
Class 529-E	70,574	2,012	35.07
Class 529-F-1	62,287	1,759	35.41
Class R-1	97,617	2,849	34.27
Class R-2	544,027	15,741	34.56
Class R-2E	43	1	35.67
Class R-3	1,572,783	44,899	35.03
Class R-4	1,740,818	49,219	35.37
Class R-5	1,434,747	40,051	35.82
Class R-6	8,200,417	228,547	35.88

See Notes to Financial Statements

16	New Perspective Fund

Statement of operations
for the year ended September 30, 2015	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $50,010)	$925,386
Interest	7,736	$933,122
Fees and expenses*:
Investment advisory services	223,568
Distribution services	132,384
Transfer agent services	55,843
Administrative services	14,290
Reports to shareholders	2,166
Registration statement and prospectus	1,409
Trustees’ compensation	431
Auditing and legal	849
Custodian	4,142
Other	2,063	437,145
Net investment income		495,977

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $2,632; also includes $21,565 net gain from affiliates)	3,101,211
Forward currency contracts	62,532
Currency transactions	(24,889)	3,138,854
Net unrealized depreciation on:
Investments (net of non-U.S. taxes of $162)	(3,427,143)
Forward currency contracts	(22,084)
Currency translations	(98)	(3,449,325)
Net realized gain and unrealized depreciation		(310,471)

Net increase in net assets resulting from operations		$185,506

* Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended September 30
	2015	2014
Operations:
Net investment income	$495,977	$547,431
Net realized gain	3,138,854	3,357,933
Net unrealized (depreciation) appreciation	(3,449,325)	1,333,525
Net increase in net assets resulting from operations	185,506	5,238,889

Dividends and distributions paid to shareholders:
Dividends from net investment income	(347,475)	(426,410)
Distributions from net realized gain on investments	(3,366,527)	(2,488,189)
Total dividends and distributions paid to shareholders	(3,714,002)	(2,914,599)

Net capital share transactions	3,388,706	2,287,346

Total (decrease) increase in net assets	(139,790)	4,611,636

Net assets:
Beginning of year	56,305,672	51,694,036
End of year (including undistributed net investment income: $312,051 and $301,356, respectively)	$56,165,882	$56,305,672

See Notes to Financial Statements

New Perspective Fund	17

Notes to financial statements

1. Organization

New Perspective Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital. Future income is a secondary objective.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

18	New Perspective Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

New Perspective Fund	19

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2015 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$7,131,059	$2,818,570	$—	$9,949,629
Information technology	5,862,326	2,949,198	—	8,811,524
Health care	3,678,042	5,062,852	—	8,740,894
Consumer staples	1,883,083	4,445,438	—	6,328,521
Financials	3,189,191	2,773,768	—	5,962,959
Industrials	3,617,385	2,100,160	—	5,717,545
Other	2,420,030	1,372,491	—	3,792,521
Miscellaneous	1,105,249	772,451	—	1,877,700
Convertible bonds	—	11,819	—	11,819
Bonds, notes & other debt instruments	—	96,151	—	96,151
Short-term securities	—	4,746,552	—	4,746,552
Total	$28,886,365	$27,149,450	$—	$56,035,815

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$74	$—	$74
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(3,970)	—	(3,970)
Total	$—	$(3,896)	$—	$(3,896)

*	Securities with a value of $20,624,985,000, which represented 36.72% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

20	New Perspective Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may also decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

New Perspective Fund	21

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, September 30, 2015 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$74	Unrealized depreciation on open forward currency contracts	$3,970

		Net realized gain		Net unrealized depreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$62,532	Net unrealized depreciation on forward currency contracts	$(22,084)

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of September 30, 2015 (dollars in thousands) if close-out netting was exercised:

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$62	$(62)	$—	$—	$—
HSBC Bank	12	—	—	—	12
Total	$74	$(62)	$—	$—	$12
Liabilities:
Bank of America, N.A.	$635	$(62)	$(573)	$—	$—
Bank of New York Mellon	1,747	—	(1,563)	—	184
Citibank	1,208	—	(1,208)	—	—
JPMorgan Chase	11	—	—	—	11
UBS AG	369	—	(369)	—	—
Total	$3,970	$(62)	$(3,713)	$—	$195

*Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

22	New Perspective Fund

As of and during the period ended September 30, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2011, by state tax authorities for tax years before 2010 and by tax authorities outside the U.S. for tax years before 2008.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; and non-U.S. taxes on capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended September 30, 2015, the fund reclassified $176,975,000 from undistributed net investment income to capital paid in on shares of beneficial interest and $39,168,000 from undistributed net realized gain to undistributed net investment income to align financial reporting with tax reporting.

As of September 30, 2015, the tax-basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$403,234
Undistributed long-term capital gains	3,081,831
Gross unrealized appreciation on investment securities	18,440,171
Gross unrealized depreciation on investment securities	(2,232,399)
Net unrealized appreciation on investment securities	16,207,772
Cost of investment securities	39,828,043

New Perspective Fund	23

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended September 30, 2015				Year ended September 30, 2014
				Total			Total
				dividends and			dividends and
	Ordinary		Long-term	distributions	Ordinary	Long-term	distributions
Share class	income		capital gains	paid	income	capital gains	paid
Class A	$215,948		$2,150,095	$2,366,043	$280,895	$1,640,426	$1,921,321
Class B	—		10,454	10,454	—	12,763	12,763
Class C	—		83,653	83,653	848	65,440	66,288
Class F-1	6,377		73,792	80,169	9,609	60,511	70,120
Class F-2	18,880		133,277	152,157	15,742	69,454	85,196
Class 529-A	8,071		91,725	99,796	10,501	66,972	77,473
Class 529-B	—		1,529	1,529	—	1,782	1,782
Class 529-C	—		21,045	21,045	80	15,690	15,770
Class 529-E	207		4,414	4,621	353	3,311	3,664
Class 529-F-1	466		3,710	4,176	499	2,474	2,973
Class R-1	—		6,265	6,265	121	4,581	4,702
Class R-2	—		36,079	36,079	621	28,798	29,419
Class R-2E*	—	†	1	1	—	—	—
Class R-3	4,238		100,261	104,499	8,712	79,005	87,717
Class R-4	10,665		111,671	122,336	13,609	79,980	93,589
Class R-5	14,295		96,420	110,715	14,172	62,229	76,401
Class R-6	68,328		442,136	510,464	70,648	294,773	365,421
Total	$347,475		$3,366,527	$3,714,002	$426,410	$2,488,189	$2,914,599

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.360% on such assets in excess of $55 billion. For the year ended September 30, 2015, the investment advisory services fee was $223,568,000, which was equivalent to an annualized rate of 0.382% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

24	New Perspective Fund

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of September 30, 2015, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended September 30, 2015, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution		Transfer agent		Administrative		529 plan
Share class	services		services		services		services
Class A	$87,551		$41,306		$3,720		Not applicable
Class B	1,502		176		Not applicable		Not applicable
Class C	13,927		1,552		699		Not applicable
Class F-1	3,305		1,547		663		Not applicable
Class F-2	Not applicable		2,520		1,252		Not applicable
Class 529-A	3,463		1,406		792		$1,401
Class 529-B	221		24		11		20
Class 529-C	3,492		335		176		312
Class 529-E	372		43		38		66
Class 529-F-1	—		57		32		57
Class R-1	1,043		103		52		Not applicable
Class R-2	4,424		1,892		298		Not applicable
Class R-2E	—	*	—	*	—	*	Not applicable
Class R-3	8,398		2,415		842		Not applicable
Class R-4	4,686		1,743		939		Not applicable
Class R-5	Not applicable		692		771		Not applicable
Class R-6	Not applicable		32		4,005		Not applicable
Total class-specific expenses	$132,384		$55,843		$14,290		$1,856

*	Amount less than one thousand.

New Perspective Fund	25

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $431,000 in the fund’s statement of operations reflects $437,000 in current fees (either paid in cash or deferred) and a net decrease of $6,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

				Reinvestments of				Net increase
	Sales[1]			dividends and distributions		Repurchases[1]		(decrease)
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Year ended September 30, 2015

Class A	$2,644,442	69,591		$2,307,516	62,961	$(3,977,699)	(105,182)	$974,259	27,370
Class B	2,367	63		10,380	286	(97,513)	(2,612)	(84,766)	(2,263)
Class C	261,567	7,110		82,134	2,309	(299,711)	(8,181)	43,990	1,238
Class F-1	392,419	10,369		78,644	2,156	(263,267)	(7,001)	207,796	5,524
Class F-2	996,085	26,295		142,413	3,894	(493,460)	(13,124)	645,038	17,065
Class 529-A	157,733	4,199		99,774	2,749	(175,484)	(4,671)	82,023	2,277
Class 529-B	407	11		1,529	43	(13,378)	(363)	(11,442)	(309)
Class 529-C	37,813	1,030		21,041	592	(45,730)	(1,247)	13,124	375
Class 529-E	7,027	189		4,621	128	(9,178)	(247)	2,470	70
Class 529-F-1	13,671	364		4,175	116	(11,771)	(315)	6,075	165
Class R-1	17,060	466		6,264	178	(20,806)	(571)	2,518	73
Class R-2	116,726	3,178		36,049	1,013	(167,283)	(4,563)	(14,508)	(372)
Class R-2E	38	1		—	—	—	—	38	1
Class R-3	334,074	8,972		104,434	2,903	(432,912)	(11,695)	5,596	180
Class R-4	359,613	9,586		122,320	3,376	(479,747)	(12,865)	2,186	97
Class R-5	528,796	13,992		110,570	3,020	(491,530)	(13,294)	147,836	3,718
Class R-6	2,210,153	58,927		510,463	13,924	(1,354,143)	(35,806)	1,366,473	37,045
Total net increase (decrease)	$8,079,991	214,343		$3,642,327	99,648	$(8,333,612)	(221,737)	$3,388,706	92,254

Year ended September 30, 2014

Class A	$2,465,044	65,153		$1,873,688	50,300	$(3,979,795)	(104,973)	$358,937	10,480
Class B	4,801	128		12,664	343	(120,926)	(3,238)	(103,461)	(2,767)
Class C	234,834	6,393		64,888	1,788	(333,591)	(9,076)	(33,869)	(895)
Class F-1	430,710	11,466		68,901	1,859	(749,886)	(19,714)	(250,275)	(6,389)
Class F-2	1,125,370	29,519		80,259	2,158	(266,623)	(7,041)	939,006	24,636
Class 529-A	156,804	4,179		77,456	2,098	(158,952)	(4,218)	75,308	2,059
Class 529-B	577	16		1,781	49	(15,550)	(420)	(13,192)	(355)
Class 529-C	39,423	1,071		15,768	435	(44,863)	(1,216)	10,328	290
Class 529-E	7,399	200		3,663	100	(9,655)	(259)	1,407	41
Class 529-F-1	13,154	350		2,972	81	(8,118)	(216)	8,008	215
Class R-1	20,899	574		4,701	130	(19,684)	(537)	5,916	167
Class R-2	117,248	3,190		29,403	810	(175,627)	(4,769)	(28,976)	(769)
Class R-2E2	10	—	[3]	—	—	—	—	10	— [3]
Class R-3	345,373	9,292		87,653	2,395	(457,943)	(12,314)	(24,917)	(627)
Class R-4	429,833	11,506		93,570	2,539	(388,328)	(10,372)	135,075	3,673
Class R-5	337,947	8,949		76,276	2,050	(363,245)	(9,636)	50,978	1,363
Class R-6	1,775,502	46,811		364,456	9,784	(982,895)	(25,909)	1,157,063	30,686
Total net increase (decrease)	$7,504,928	198,797		$2,858,099	76,919	$(8,075,681)	(213,908)	$2,287,346	61,808

[1]	Includes exchanges between share classes of the fund.
[2]	Class R-2E shares were offered beginning August 29, 2014.
[3]	Amount less than one thousand.

26	New Perspective Fund

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $14,685,678,000 and $15,676,205,000, respectively, during the year ended September 30, 2015.

New Perspective Fund	27

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets[2]
Class A:
Year ended 9/30/2015	$38.12	$.32	$(.12)	$.20	$(.23)	$(2.29)	$(2.52)	$35.80	.34%	$35,187	.75%	.84%
Year ended 9/30/2014	36.52	.37	3.28	3.65	(.30)	(1.75)	(2.05)	38.12	10.13	36,424	.76	.98
Year ended 9/30/2013	30.34	.34	6.17	6.51	(.33)	—	(.33)	36.52	21.65	34,514	.79	1.04
Year ended 9/30/2012	24.88	.31	5.44	5.75	(.29)	—	(.29)	30.34	23.27	29,906	.80	1.11
Year ended 9/30/2011	26.54	.29	(1.66)	(1.37)	(.29)	—	(.29)	24.88	(5.30)	26,896	.77	1.02
Class B:
Year ended 9/30/2015	37.58	.02	(.09)	(.07)	—	(2.29)	(2.29)	35.22	(.39)	104	1.51	.04
Year ended 9/30/2014	36.02	.08	3.23	3.31	—	(1.75)	(1.75)	37.58	9.28	196	1.51	.21
Year ended 9/30/2013	29.86	.09	6.10	6.19	(.03)	—	(.03)	36.02	20.75	287	1.54	.27
Year ended 9/30/2012	24.42	.08	5.37	5.45	(.01)	—	(.01)	29.86	22.31	370	1.56	.31
Year ended 9/30/2011	26.02	.07	(1.63)	(1.56)	(.04)	—	(.04)	24.42	(6.00)	507	1.54	.24
Class C:
Year ended 9/30/2015	36.91	.01	(.10)	(.09)	—	(2.29)	(2.29)	34.53	(.45)	1,331	1.55	.04
Year ended 9/30/2014	35.43	.07	3.18	3.25	(.02)	(1.75)	(1.77)	36.91	9.28	1,377	1.55	.18
Year ended 9/30/2013	29.44	.08	6.00	6.08	(.09)	—	(.09)	35.43	20.69	1,354	1.59	.24
Year ended 9/30/2012	24.12	.08	5.29	5.37	(.05)	—	(.05)	29.44	22.27	1,206	1.60	.30
Year ended 9/30/2011	25.76	.06	(1.62)	(1.56)	(.08)	—	(.08)	24.12	(6.08)	1,191	1.58	.22
Class F-1:
Year ended 9/30/2015	37.91	.30	(.12)	.18	(.20)	(2.29)	(2.49)	35.60	.31	1,326	.81	.79
Year ended 9/30/2014	36.34	.35	3.25	3.60	(.28)	(1.75)	(2.03)	37.91	10.04	1,203	.82	.94
Year ended 9/30/2013	30.19	.33	6.14	6.47	(.32)	—	(.32)	36.34	21.62	1,385	.82	1.00
Year ended 9/30/2012	24.76	.31	5.40	5.71	(.28)	—	(.28)	30.19	23.24	1,131	.82	1.11
Year ended 9/30/2011	26.42	.28	(1.65)	(1.37)	(.29)	—	(.29)	24.76	(5.34)	946	.81	1.00
Class F-2:
Year ended 9/30/2015	38.11	.40	(.13)	.27	(.32)	(2.29)	(2.61)	35.77	.57	2,644	.55	1.06
Year ended 9/30/2014	36.52	.46	3.28	3.74	(.40)	(1.75)	(2.15)	38.11	10.38	2,166	.54	1.21
Year ended 9/30/2013	30.35	.44	6.15	6.59	(.42)	—	(.42)	36.52	21.97	1,176	.54	1.31
Year ended 9/30/2012	24.90	.39	5.42	5.81	(.36)	—	(.36)	30.35	23.56	672	.54	1.37
Year ended 9/30/2011	26.57	.36	(1.67)	(1.31)	(.36)	—	(.36)	24.90	(5.10)	508	.55	1.28
Class 529-A:
Year ended 9/30/2015	37.75	.28	(.11)	.17	(.20)	(2.29)	(2.49)	35.43	.30	1,503	.84	.75
Year ended 9/30/2014	36.20	.34	3.23	3.57	(.27)	(1.75)	(2.02)	37.75	10.01	1,516	.85	.90
Year ended 9/30/2013	30.08	.32	6.11	6.43	(.31)	—	(.31)	36.20	21.57	1,379	.87	.96
Year ended 9/30/2012	24.68	.29	5.38	5.67	(.27)	—	(.27)	30.08	23.16	1,137	.88	1.05
Year ended 9/30/2011	26.35	.27	(1.66)	(1.39)	(.28)	—	(.28)	24.68	(5.40)	911	.85	.96
Class 529-B:
Year ended 9/30/2015	37.24	(.03)	(.09)	(.12)	—	(2.29)	(2.29)	34.83	(.50)	16	1.63	(.07)
Year ended 9/30/2014	35.75	.03	3.21	3.24	—	(1.75)	(1.75)	37.24	9.15	29	1.64	.08
Year ended 9/30/2013	29.64	.05	6.06	6.11	—	—	—	35.75	20.61	40	1.66	.15
Year ended 9/30/2012	24.26	.05	5.33	5.38	—	—	—	29.64	22.18	51	1.68	.20
Year ended 9/30/2011	25.87	.04	(1.63)	(1.59)	(.02)	—	(.02)	24.26	(6.15)	64	1.65	.13

28	New Perspective Fund

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets[2]
Class 529-C:
Year ended 9/30/2015	$36.89	$(.01)	$(.10)	$(.11)	$—	$(2.29)	$(2.29)	$34.49	(.48)%	$331		1.62%		(.03)%
Year ended 9/30/2014	35.43	.04	3.18	3.22	(.01)	(1.75)	(1.76)	36.89	9.18	341		1.63		.11
Year ended 9/30/2013	29.46	.06	6.00	6.06	(.09)	—	(.09)	35.43	20.61	317		1.66		.17
Year ended 9/30/2012	24.17	.07	5.28	5.35	(.06)	—	(.06)	29.46	22.16	268		1.67		.25
Year ended 9/30/2011	25.82	.05	(1.62)	(1.57)	(.08)	—	(.08)	24.17	(6.11)	220		1.64		.17
Class 529-E:
Year ended 9/30/2015	37.39	.19	(.11)	.08	(.11)	(2.29)	(2.40)	35.07	.04	71		1.09		.51
Year ended 9/30/2014	35.87	.24	3.22	3.46	(.19)	(1.75)	(1.94)	37.39	9.75	73		1.09		.65
Year ended 9/30/2013	29.81	.23	6.07	6.30	(.24)	—	(.24)	35.87	21.27	68		1.12		.71
Year ended 9/30/2012	24.46	.22	5.33	5.55	(.20)	—	(.20)	29.81	22.81	59		1.14		.78
Year ended 9/30/2011	26.11	.19	(1.63)	(1.44)	(.21)	—	(.21)	24.46	(5.62)	49		1.13		.68
Class 529-F-1:
Year ended 9/30/2015	37.74	.37	(.12)	.25	(.29)	(2.29)	(2.58)	35.41	.47	62		.63		.97
Year ended 9/30/2014	36.18	.42	3.24	3.66	(.35)	(1.75)	(2.10)	37.74	10.27	60		.63		1.12
Year ended 9/30/2013	30.07	.39	6.10	6.49	(.38)	—	(.38)	36.18	21.80	50		.65		1.18
Year ended 9/30/2012	24.68	.36	5.37	5.73	(.34)	—	(.34)	30.07	23.43	36		.67		1.27
Year ended 9/30/2011	26.34	.35	(1.67)	(1.32)	(.34)	—	(.34)	24.68	(5.18)	26		.64		1.22
Class R-1:
Year ended 9/30/2015	36.65	.02	(.11)	(.09)	—	(2.29)	(2.29)	34.27	(.43)	98		1.54		.05
Year ended 9/30/2014	35.21	.07	3.17	3.24	(.05)	(1.75)	(1.80)	36.65	9.28	102		1.55		.20
Year ended 9/30/2013	29.27	.08	5.96	6.04	(.10)	—	(.10)	35.21	20.70	92		1.56		.26
Year ended 9/30/2012	24.01	.10	5.24	5.34	(.08)	—	(.08)	29.27	22.30	83		1.57		.36
Year ended 9/30/2011	25.66	.07	(1.61)	(1.54)	(.11)	—	(.11)	24.01	(6.06)	67		1.57		.25
Class R-2:
Year ended 9/30/2015	36.93	.03	(.11)	(.08)	—	(2.29)	(2.29)	34.56	(.40)	544		1.51		.08
Year ended 9/30/2014	35.46	.07	3.19	3.26	(.04)	(1.75)	(1.79)	36.93	9.28	595		1.54		.20
Year ended 9/30/2013	29.47	.10	6.00	6.10	(.11)	—	(.11)	35.46	20.74	599		1.53		.30
Year ended 9/30/2012	24.15	.09	5.29	5.38	(.06)	—	(.06)	29.47	22.32	540		1.58		.33
Year ended 9/30/2011	25.79	.07	(1.62)	(1.55)	(.09)	—	(.09)	24.15	(6.07)	492		1.57		.24
Class R-2E:
Year ended 9/30/2015	38.12	.68	(.50)	.18	(.34)	(2.29)	(2.63)	35.67	.29 [4]	—	[5]	.95	[4]	1.79	[4]
Period from 8/29/2014 to 9/30/2014[6,7]	39.03	.03	(.94)	(.91)	—	—	—	38.12	(2.33)[8,9]	—	[5]	.05	[8,9]	.08	[8,9]
Class R-3:
Year ended 9/30/2015	37.34	.19	(.11)	.08	(.10)	(2.29)	(2.39)	35.03	.04	1,573		1.09		.50
Year ended 9/30/2014	35.83	.24	3.21	3.45	(.19)	(1.75)	(1.94)	37.34	9.75	1,670		1.10		.64
Year ended 9/30/2013	29.79	.24	6.05	6.29	(.25)	—	(.25)	35.83	21.25	1,625		1.11		.73
Year ended 9/30/2012	24.43	.22	5.34	5.56	(.20)	—	(.20)	29.79	22.87	1,317		1.12		.80
Year ended 9/30/2011	26.08	.20	(1.64)	(1.44)	(.21)	—	(.21)	24.43	(5.62)	1,068		1.11		.70

See page 30 for footnotes.

New Perspective Fund	29

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets[2]
Class R-4:
Year ended 9/30/2015	$37.69	$.30	$(.11)	$.19	$(.22)	$(2.29)	$(2.51)	$35.37	.34%	$1,741	.79%	.80%
Year ended 9/30/2014	36.14	.36	3.24	3.60	(.30)	(1.75)	(2.05)	37.69	10.09	1,851	.80	.95
Year ended 9/30/2013	30.04	.34	6.10	6.44	(.34)	—	(.34)	36.14	21.63	1,643	.80	1.03
Year ended 9/30/2012	24.64	.31	5.37	5.68	(.28)	—	(.28)	30.04	23.25	1,327	.81	1.12
Year ended 9/30/2011	26.30	.29	(1.66)	(1.37)	(.29)	—	(.29)	24.64	(5.34)	1,039	.81	1.01
Class R-5:
Year ended 9/30/2015	38.15	.41	(.11)	.30	(.34)	(2.29)	(2.63)	35.82	.64	1,435	.49	1.09
Year ended 9/30/2014	36.55	.48	3.27	3.75	(.40)	(1.75)	(2.15)	38.15	10.41	1,386	.49	1.26
Year ended 9/30/2013	30.37	.45	6.15	6.60	(.42)	—	(.42)	36.55	21.99	1,278	.50	1.35
Year ended 9/30/2012	24.91	.40	5.43	5.83	(.37)	—	(.37)	30.37	23.64	1,253	.50	1.41
Year ended 9/30/2011	26.57	.37	(1.66)	(1.29)	(.37)	—	(.37)	24.91	(5.04)	1,037	.51	1.29
Class R-6:
Year ended 9/30/2015	38.21	.44	(.13)	.31	(.35)	(2.29)	(2.64)	35.88	.68	8,200	.45	1.15
Year ended 9/30/2014	36.60	.49	3.29	3.78	(.42)	(1.75)	(2.17)	38.21	10.48	7,317	.45	1.30
Year ended 9/30/2013	30.41	.46	6.17	6.63	(.44)	—	(.44)	36.60	22.05	5,887	.45	1.38
Year ended 9/30/2012	24.95	.41	5.43	5.84	(.38)	—	(.38)	30.41	23.67	3,902	.46	1.47
Year ended 9/30/2011	26.61	.40	(1.68)	(1.28)	(.38)	—	(.38)	24.95	(4.99)	2,896	.46	1.38

	Year ended September 30
	2015	2014	2013	2012	2011
Portfolio turnover rate for all share classes	27%	25%	30%	16%	24%

[1]	Based on average shares outstanding.
[2]	For the year ended September 30, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.04 and .11 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Although the fund has a plan of distribution for Class R-2E shares, fees for distribution services are not paid by the fund on accounts for which a broker-dealer (or other financial intermediary) has not been assigned, including amounts invested in the fund by CRMC and/or its affiliates. If fees for distribution services were charged on these assets, fund expenses would be higher and net income and total return would be lower.
[5]	Amount less than $1 million.
[6]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[7]	Class R-2E shares were offered beginning August 29, 2014.
[8]	This class consisted solely of seed capital invested by CRMC; therefore, certain fees were not accrued.
[9]	Not annualized.

See Notes to Financial Statements

30	New Perspective Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of New Perspective Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New Perspective Fund (the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Los Angeles, California
November 9, 2015

New Perspective Fund	31

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2015, through September 30, 2015).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32	New Perspective Fund

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	4/1/2015	9/30/2015	during period*	expense ratio
Class A - actual return	$1,000.00	$942.35	$3.60	.74%
Class A - assumed 5% return	1,000.00	1,021.36	3.75	.74
Class B - actual return	1,000.00	938.95	7.24	1.49
Class B - assumed 5% return	1,000.00	1,017.60	7.54	1.49
Class C - actual return	1,000.00	938.56	7.48	1.54
Class C - assumed 5% return	1,000.00	1,017.35	7.79	1.54
Class F-1 - actual return	1,000.00	942.05	3.94	.81
Class F-1 - assumed 5% return	1,000.00	1,021.01	4.10	.81
Class F-2 - actual return	1,000.00	943.54	2.68	.55
Class F-2 - assumed 5% return	1,000.00	1,022.31	2.79	.55
Class 529-A - actual return	1,000.00	942.05	4.04	.83
Class 529-A - assumed 5% return	1,000.00	1,020.91	4.20	.83
Class 529-B - actual return	1,000.00	938.32	7.82	1.61
Class 529-B - assumed 5% return	1,000.00	1,017.00	8.14	1.61
Class 529-C - actual return	1,000.00	938.51	7.82	1.61
Class 529-C - assumed 5% return	1,000.00	1,017.00	8.14	1.61
Class 529-E - actual return	1,000.00	940.96	5.25	1.08
Class 529-E - assumed 5% return	1,000.00	1,019.65	5.47	1.08
Class 529-F-1 - actual return	1,000.00	942.99	3.02	.62
Class 529-F-1 - assumed 5% return	1,000.00	1,021.96	3.14	.62
Class R-1 - actual return	1,000.00	938.66	7.53	1.55
Class R-1 - assumed 5% return	1,000.00	1,017.30	7.84	1.55
Class R-2 - actual return	1,000.00	938.89	7.29	1.50
Class R-2 - assumed 5% return	1,000.00	1,017.55	7.59	1.50
Class R-2E - actual return	1,000.00	941.40	5.01	1.03
Class R-2E - assumed 5% return	1,000.00	1,019.90	5.22	1.03
Class R-3 - actual return	1,000.00	940.91	5.30	1.09
Class R-3 - assumed 5% return	1,000.00	1,019.60	5.52	1.09
Class R-4 - actual return	1,000.00	942.19	3.85	.79
Class R-4 - assumed 5% return	1,000.00	1,021.11	4.00	.79
Class R-5 - actual return	1,000.00	943.64	2.39	.49
Class R-5 - assumed 5% return	1,000.00	1,022.61	2.48	.49
Class R-6 - actual return	1,000.00	943.97	2.19	.45
Class R-6 - assumed 5% return	1,000.00	1,022.81	2.28	.45

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

New Perspective Fund	33

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2015:

Foreign taxes	$0.04 per share
Foreign source income	$0.41 per share
Long-term capital gains	$ 3,366,527,000
Qualified dividend income	100%
Corporate dividends received deduction	$ 332,614,000
U.S. government income that may be exempt from state taxation	$ 942,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2016, to determine the calendar year amounts to be included on their 2015 tax returns. Shareholders should consult their tax advisors.

34	New Perspective Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Elisabeth Allison, 1946	1991	Trustee and Co-Director, The Stanton Foundation; former Senior Business Advisor, Harvard Medical School	3	None
Vanessa C.L. Chang, 1952	2000	Director, EL & EL Investments (real estate)	16	Edison International; Transocean Ltd.
Nicholas Donatiello, Jr., 1960	2008	President and CEO, Odyssey Ventures, Inc. (business strategy and marketing consulting); Lecturer, Graduate School of Business, Stanford University	3	Big 5 Sporting Goods Corporation; Dolby Laboratories, Inc.
Pablo R. González Guajardo, 1967	2014	CEO, Kimberly-Clark de México, S.A.B. de C.V.	7	Kimberly-Clark de México, S.A.B. de C.V.; América Móvil, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.
Koichi Itoh, 1940 Chairman of the Board (Independent and Non-Executive)	1994	Chairman of the Board, Itoh Building Co., Ltd. (building management)	6	None
William H. Kling, 1942	1987	President Emeritus and former CEO, American Public Media	10	None
William I. Miller, 1956	1992	President, The Wallace Foundation; Chairman of the Board, Irwin Management Company	3	Cummins, Inc.
Alessandro Ovi, 1944	2005	Publisher and Editor, Technology Review; President, TechRev.srl; former Special Advisor to the Italian Prime Minister (2005–2008); former Special Advisor to the President of the European Commission (2001–2005)	3	Guala Closures SpA; Landi Renzo SpA; ST Microelectronics SNV

Interested trustees4,5

	Year first
	elected		Number of
	a trustee or	Principal occupation(s) during past five years and	portfolios in fund
Name, year of birth and	officer	positions held with affiliated entities or the princi-	complex overseen	Other directorships[3]
position with fund	of the fund[2]	pal underwriter of the fund	by trustee	held by trustee
Robert W. Lovelace, 1962 Vice Chairman of the Board and President	2001	President and Director, Capital Research and Management Company; Partner — Capital International Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] Director, Capital Group Private Markets, Inc.[6]	2	None
Gregg E. Ireland, 1949 Senior Vice President	1991	Partner — Capital World Investors, Capital Research and Management Company	1	None

See page 36 for footnotes.

New Perspective Fund	35

Chairman emeritus

Walter P. Stern, 1928	Vice Chairman of the Board, Capital International, Inc.[6]

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers5

	Year first
	elected
Name, year of birth and	an officer	Principal occupation(s) during past five years and positions held with affiliated entities
position with fund	of the fund[2]	or the principal underwriter of the fund
Walter R. Burkley, 1966	2012	Senior Vice President and Senior Counsel — Fund Business Management Group,
Executive Vice President		Capital Research and Management Company; Director, Capital Research Company[6]
Joanna F. Jonsson, 1963	2008	Partner — Capital World Investors, Capital Research and Management Company;
Senior Vice President		Director, Capital Research and Management Company
Noriko H. Chen, 1967	2015	Partner — Capital International Investors, Capital Research and Management Company;
Vice President		Director, Capital Research and Management Company
Isabelle de Wismes, 1958	2015	Partner — Capital World Investors, Capital Research Company[6]
Vice President
Brady L. Enright, 1967	2008	Partner — Capital World Investors, Capital Research and Management Company
Vice President
F. Galen Hoskin, 1964 Vice President	2003	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Strategy Research, Inc.[6]
Jonathan Knowles, PhD, 1961 Vice President	1998	Partner — Capital World Investors, Capital International, Inc.;[6] Director, The Capital Group Companies, Inc.[6]
Michael W. Stockton, 1967 Secretary	2013	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed, with the exception of Isabelle de Wismes, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

36	New Perspective Fund

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue

New York, NY 10017-2070

Counsel

Dechert LLP

One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2015, portfolio of New Perspective Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New Perspective Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of New Perspective Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2015, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 54% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2014.
[2]	Based on Class A share results for rolling periods through December 31, 2014. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2014, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Elisabeth Allison, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2014	$ 118,000
2015	$ 137,000

b) Audit-Related Fees:
2014	None
2015	None

c) Tax Fees:
2014	$ 18,000
2015	$ 9,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2014	None
2015	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2014	None
2015	None

c) Tax Fees:
2014	$ 44,000
2015	$ 29,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2014	$ 2,000
2015	$ 2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $64,000 for fiscal year 2014 and $60,000 for fiscal year 2015. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

New Perspective Fund®
Investment portfolio
September 30, 2015
Common stocks 91.13% Consumer discretionary 17.72%	Shares	Value (000)
Amazon.com, Inc.[1]	3,982,500	$2,038,602
Priceline Group Inc.[1]	643,600	796,043
Naspers Ltd., Class N2	6,201,360	778,105
Home Depot, Inc.	5,274,100	609,106
Liberty Global PLC, Class C1	7,145,100	293,092
Liberty Global PLC, Class A1	5,192,500	222,966
Walt Disney Co.	3,072,700	314,030
Burberry Group PLC[2]	14,039,591	291,375
Tesla Motors, Inc.[1]	1,165,000	289,386
Starbucks Corp.	4,971,100	282,557
NIKE, Inc., Class B	2,082,300	256,060
Royal Caribbean Cruises Ltd.	2,650,000	236,089
Delphi Automotive PLC	2,903,000	220,744
Netflix, Inc.[1]	1,980,440	204,500
Toyota Motor Corp.[2]	3,195,600	187,947
Time Warner Inc.	2,587,000	177,856
CBS Corp., Class B	4,388,493	175,101
Publicis Groupe SA2	2,542,039	173,673
Industria de Diseño Textil, SA2	5,120,243	171,526
Norwegian Cruise Line Holdings Ltd.[1]	2,937,000	168,290
adidas AG2	1,964,678	158,139
Tiffany & Co.	1,993,200	153,915
DENSO Corp.[2]	3,497,000	148,254
Twenty-First Century Fox, Inc., Class A	5,260,000	141,915
Suzuki Motor Corp.[2]	4,535,200	140,130
The Swatch Group AG2	1,301,500	94,110
The Swatch Group AG, non-registered shares[2]	113,700	42,226
Expedia, Inc.	1,000,000	117,680
Woolworths Holdings Ltd.[2]	14,325,000	100,266
Johnson Controls, Inc.	2,332,000	96,452
lululemon athletica inc.[1]	1,546,100	78,310
Newell Rubbermaid Inc.	1,928,000	76,561
Honda Motor Co., Ltd.[2]	2,500,000	74,547
Electrolux AB, Series B2	2,468,700	69,848
Christian Dior SE2	370,000	69,271
LVMH Moet Hennessy Vuitton SE2	405,000	69,110
Hermès International[2]	182,722	66,524
MGM Resorts International[1]	3,259,700	60,141
Las Vegas Sands Corp.	1,500,000	56,955
HUGO BOSS AG2	505,000	56,632
Wynn Macau, Ltd.[2]	48,547,100	55,669
Whirlpool Corp.	347,800	51,217
Hyundai Mobis Co., Ltd.[2]	207,500	40,311
Daimler AG2	426,363	30,907
New Perspective Fund — Page 1 of 8

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Liberty Global PLC LiLAC, Class C1	232,450	$7,959
Liberty Global PLC LiLAC, Class A1	164,210	5,532
		9,949,629
Information technology 15.69%
Microsoft Corp.	23,390,400	1,035,259
Taiwan Semiconductor Manufacturing Co., Ltd.[2]	170,482,994	680,313
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	3,000,000	62,250
ASML Holding NV2	5,538,381	485,565
ASML Holding NV (New York registered)	2,801,870	246,508
Google Inc., Class C1	535,254	325,659
Google Inc., Class A1	414,300	264,477
Murata Manufacturing Co., Ltd.[2]	4,292,300	557,433
Avago Technologies Ltd.	3,551,000	443,911
Visa Inc., Class A	6,339,200	441,589
MasterCard Inc., Class A	4,900,000	441,588
VeriSign, Inc.[1,3]	5,733,444	404,552
Naver Corp.[2]	796,945	346,150
Texas Instruments Inc.	6,641,662	328,895
Facebook, Inc., Class A1	3,635,000	326,786
Nintendo Co., Ltd.[2]	1,920,800	324,503
Alcatel-Lucent[1,2]	65,349,330	240,592
salesforce.com, inc.[1]	3,338,056	231,761
Trend Micro Inc.[2]	4,838,500	171,369
Amphenol Corp., Class A	3,132,000	159,607
NetSuite Inc.[1]	1,849,201	155,148
Intel Corp.	4,945,500	149,057
Cognizant Technology Solutions Corp., Class A1	2,330,000	145,881
NetApp, Inc.	4,111,500	121,700
Jabil Circuit, Inc.	5,256,700	117,592
Analog Devices, Inc.	1,790,000	100,974
Apple Inc.	826,000	91,108
LinkedIn Corp., Class A1	436,000	82,897
ON Semiconductor Corp.[1]	8,269,100	77,730
Autodesk, Inc.[1]	1,725,000	76,142
TDK Corp.[2]	1,152,400	65,549
Gemalto NV2	826,700	53,657
TE Connectivity Ltd.	521,875	31,255
ARM Holdings PLC[2]	1,670,000	24,067
		8,811,524
Health care 15.56%
Novo Nordisk A/S, Class B2	56,236,585	3,026,894
Regeneron Pharmaceuticals, Inc.[1]	2,412,150	1,121,988
Novartis AG2	6,965,000	641,579
Bayer AG2	3,875,000	495,257
Incyte Corp.[1]	3,836,800	423,314
Vertex Pharmaceuticals Inc.[1]	3,859,000	401,876
AstraZeneca PLC[2]	5,736,000	364,026
Medtronic PLC	5,395,300	361,161
Merck & Co., Inc.	6,090,000	300,785
Cerner Corp.[1]	3,433,000	205,843
Boston Scientific Corp.[1]	11,626,200	190,786
Eli Lilly and Co.	2,261,900	189,298
Gilead Sciences, Inc.	1,825,400	179,236
New Perspective Fund — Page 2 of 8

Common stocks Health care (continued)	Shares	Value (000)
Roche Holding AG, non-registered shares, non-voting[2]	661,486	$174,867
Grifols, SA, Class B, preferred nonvoting, non-registered shares[2]	1,925,000	59,491
Grifols, SA, Class B (ADR)	1,850,000	56,240
Sun Pharmaceutical Industries Ltd.[1,2]	8,391,321	111,311
St. Jude Medical, Inc.	1,571,311	99,134
UCB SA2	1,204,204	94,250
Hologic, Inc.[1]	1,990,000	77,869
Fresenius SE & Co. KGaA[2]	825,600	55,374
Sonova Holding AG2	308,658	39,803
Biogen Inc.[1]	126,000	36,768
Bristol-Myers Squibb Co.	570,000	33,744
		8,740,894
Consumer staples 11.27%
Associated British Foods PLC[2]	15,876,245	804,626
British American Tobacco PLC[2]	10,262,500	567,174
Pernod Ricard SA2	5,162,016	521,239
Nestlé SA2	6,073,063	457,341
Philip Morris International Inc.	5,424,300	430,310
Coca-Cola Co.	10,533,900	422,620
Unilever NV, depository receipts[2]	7,529,600	303,023
Seven & i Holdings Co., Ltd.[2]	6,387,300	292,651
Shiseido Co., Ltd.[2]	12,887,500	282,451
Costco Wholesale Corp.	1,940,000	280,466
Kao Corp.[2]	5,058,000	229,802
Walgreens Boots Alliance, Inc.	2,535,000	210,658
SABMiller PLC[2]	3,543,008	200,770
L’Oréal SA, non-registered shares[2]	1,066,133	185,387
Mondelez International, Inc.	4,309,000	180,418
Coca-Cola HBC AG (CDI)[2]	6,005,791	127,347
Shoprite Holdings Ltd.[2]	10,376,012	117,850
Danone SA2	1,860,121	117,641
Colgate-Palmolive Co.	1,624,000	103,059
Diageo PLC[2]	3,502,500	94,254
Alimentation Couche-Tard Inc., Class B	2,000,000	91,974
Procter & Gamble Co.	1,134,000	81,580
PepsiCo, Inc.	759,600	71,630
Japan Tobacco Inc.[2]	1,912,800	59,503
Casino, Guichard-Perrachon SA2	612,200	32,603
Unilever PLC[2]	677,000	27,578
United Spirits Ltd.[1,2]	511,642	24,198
Avon Products, Inc.	3,190,100	10,368
		6,328,521
Financials 10.62%
AIA Group Ltd.[2]	132,044,600	687,496
CME Group Inc., Class A	7,214,443	669,067
JPMorgan Chase & Co.	9,190,000	560,314
ACE Ltd.	4,618,800	477,584
Prudential PLC[2]	17,986,141	380,237
Goldman Sachs Group, Inc.	2,148,426	373,311
ICICI Bank Ltd. (ADR)	32,068,500	268,734
ICICI Bank Ltd.[2]	17,170,000	71,020
Moody’s Corp.	3,035,600	298,096
Tokio Marine Holdings, Inc.[2]	7,032,500	263,187
New Perspective Fund — Page 3 of 8

Common stocks Financials (continued)	Shares	Value (000)
Sumitomo Mitsui Financial Group, Inc.[2]	5,518,900	$210,091
ING Groep NV, depository receipts[2]	14,635,000	207,754
ORIX Corp.[2]	12,084,640	156,318
AXA SA2	5,402,650	131,161
Intercontinental Exchange, Inc.	544,600	127,976
Sampo Oyj, Class A2	2,299,900	111,541
American Express Co.	1,495,000	110,824
Henderson Group PLC[2]	25,537,100	100,947
HSBC Holdings PLC (GBP denominated)[2]	13,132,500	99,345
BNP Paribas SA2	1,428,750	84,133
Credit Suisse Group AG2	3,402,003	81,844
DNB ASA[2]	6,204,318	80,855
Morgan Stanley	2,500,000	78,750
Allianz SE2	400,000	62,694
Weyerhaeuser Co.[1]	2,270,000	62,062
McGraw Hill Financial, Inc.	697,000	60,290
Berkshire Hathaway Inc., Class A1	275	53,691
Bank of Nova Scotia	1,100,000	48,492
Banco Bilbao Vizcaya Argentaria, SA2	2,918,355	24,753
Banco Santander, SA2	3,829,782	20,392
		5,962,959
Industrials 10.18%
Delta Air Lines, Inc.	15,000,000	673,050
Boeing Co.	2,888,400	378,236
United Technologies Corp.	4,061,900	361,468
KONE Oyj, Class B2	8,620,300	328,457
United Continental Holdings, Inc.[1]	6,062,900	321,637
Ryanair Holdings PLC (ADR)	3,869,499	302,982
Geberit AG2	925,000	283,205
General Electric Co.	10,424,100	262,896
Safran SA2	3,165,840	238,872
Airbus Group SE, non-registered shares[2]	3,631,724	215,710
ASSA ABLOY AB, Class B2	11,544,600	207,362
Towers Watson & Co., Class A	1,540,800	180,859
Nielsen Holdings PLC	3,748,400	166,691
Eaton Corp. PLC	3,093,800	158,712
FANUC CORP.[2]	983,200	151,579
Caterpillar Inc.	2,200,000	143,792
Kawasaki Heavy Industries, Ltd.[2]	41,120,600	142,356
Honeywell International Inc.	1,345,000	127,358
Danaher Corp.	1,468,700	125,148
IDEX Corp.	1,750,000	124,775
International Consolidated Airlines Group, SA (CDI)[1,2]	13,055,000	116,506
Hexcel Corp.	2,548,528	114,327
Michael Page International PLC[2]	14,279,900	102,635
Jardine Matheson Holdings Ltd.[2]	1,876,000	88,689
Canadian National Railway Co.	1,480,000	84,005
Abertis Infraestructuras, SA, Class A2	4,872,000	77,080
Edenred SA2	3,140,000	51,361
Kubota Corp.[2]	3,656,400	50,353
W.W. Grainger, Inc.	200,000	43,002
Cummins Inc.	362,000	39,306
Larsen & Toubro Ltd.[2]	1,683,543	37,714
New Perspective Fund — Page 4 of 8

Common stocks Industrials (continued)	Shares	Value (000)
American Airlines Group Inc.	235,400	$9,141
Adecco SA2	112,930	8,281
		5,717,545
Energy 3.00%
Enbridge Inc. (CAD denominated)	6,845,120	254,159
EOG Resources, Inc.	2,318,616	168,795
Baker Hughes Inc.	3,165,000	164,707
Oil Search Ltd.[2]	25,702,653	130,324
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)[1]	29,325,000	127,564
Royal Dutch Shell PLC, Class B2	4,355,998	103,323
Royal Dutch Shell PLC, Class B (ADR)	200,000	9,496
Royal Dutch Shell PLC, Class A (GBP denominated)[2]	19,430	458
Canadian Natural Resources, Ltd.	5,105,000	99,422
Schlumberger Ltd.	1,400,000	96,558
Weatherford International PLC[1]	10,930,000	92,686
Noble Energy, Inc.	2,343,000	70,712
Cameron International Corp.[1]	985,000	60,400
Chevron Corp.	689,900	54,419
Cobalt International Energy, Inc.[1]	7,414,512	52,495
Cenovus Energy Inc. (CAD denominated)	1,772,600	26,885
Cenovus Energy Inc.	1,677,400	25,429
FMC Technologies, Inc.[1]	1,472,700	45,654
BG Group PLC[2]	3,129,000	45,119
Halliburton Co.	1,000,000	35,350
Ensco PLC, Class A	1,355,000	19,078
		1,683,033
Materials 1.90%
Praxair, Inc.	1,935,400	197,140
LafargeHolcim Ltd.[2]	2,634,597	138,415
Koninklijke DSM NV2	2,693,947	124,393
FMC Corp.	3,416,000	115,836
Vale SA, Class A, preferred nominative (ADR)	23,292,200	78,029
Monsanto Co.	881,200	75,202
Dow Chemical Co.	1,580,000	66,992
Rio Tinto PLC[2]	1,541,000	51,699
Linde AG2	300,000	48,595
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[1]	6,709,662	46,900
Potash Corp. of Saskatchewan Inc.	2,200,000	45,210
Mosaic Co.	1,433,000	44,581
First Quantum Minerals Ltd.	6,787,300	24,871
Glencore PLC[2]	6,985,000	9,734
		1,067,597
Telecommunication services 1.19%
SoftBank Group Corp.[2]	4,556,834	209,662
Vodafone Group PLC[2]	44,951,900	142,140
BT Group PLC[2]	21,522,000	136,951
Singapore Telecommunications Ltd.[2]	36,020,000	91,372
América Móvil, SAB de CV, Series L (ADR)	5,490,700	90,871
		670,996
New Perspective Fund — Page 5 of 8

Common stocks Utilities 0.66%	Shares	Value (000)
Sempra Energy	1,600,100	$154,762
Cheung Kong Infrastructure Holdings Ltd.[2]	15,642,000	140,306
AES Corp.	7,745,400	75,827
		370,895
Miscellaneous 3.34%
Other common stocks in initial period of acquisition		1,877,700
Total common stocks (cost: $34,827,860,000)		51,181,293
Convertible bonds 0.02% Consumer staples 0.01%	Principal amount (000)
Shoprite Holdings Ltd., convertible notes, 6.50% 2017	ZAR4	3,263
Miscellaneous 0.01%
Other convertible bonds in initial period of acquisition		8,556
Total convertible bonds (cost: $14,966,000)		11,819
Bonds, notes & other debt instruments 0.17% U.S. Treasury bonds & notes 0.17% U.S. Treasury 0.17%
U.S. Treasury 0.25% 2015[4]	$82,320	82,336
U.S. Treasury 2.125% 2016	13,700	13,815
Total bonds, notes & other debt instruments (cost: $96,138,000)		96,151
Short-term securities 8.45%
American Honda Finance Corp. 0.15% due 10/16/2015–10/21/2015	79,000	78,995
ANZ New Zealand (International) Ltd. 0.38% due 1/15/2016[5]	50,000	49,952
Apple Inc. 0.13% due 11/16/2015[5]	50,000	49,989
AstraZeneca PLC 0.13%–0.18% due 10/16/2015–11/9/2015[5]	70,400	70,391
Bank of Montreal 0.22% due 10/7/2015	25,000	25,000
Bank of Nova Scotia 0.39% due 1/20/2016[5]	30,000	29,973
BASF AG 0.23% due 10/20/2015[5]	30,750	30,747
BNP Paribas Finance Inc. 0.15%–0.16% due 10/2/2015–10/23/2015	157,800	157,789
British Columbia (Province of) 0.17%–0.30% due 12/7/2015–2/22/2016	53,000	52,957
Canada Bill(s) 0.15% due 10/15/2015	40,000	39,998
Chariot Funding, LLC 0.32%–0.39% due 11/19/2015–12/7/2015[5]	34,300	34,284
Coca-Cola Co. 0.21%–0.30% due 10/20/2015–1/7/2016[5]	100,000	99,975
Export Development Canada 0.27% due 12/15/2015	66,500	66,484
Fannie Mae 0.12%–0.26% due 11/2/2015–2/10/2016	468,100	468,052
Federal Farm Credit Banks 0.20%–0.26% due 2/17/2016–3/9/2016	225,000	224,918
Federal Home Loan Bank 0.08%–0.21% due 10/13/2015–1/26/2016	727,750	727,733
Freddie Mac 0.10%–0.27% due 10/1/2015–2/8/2016	626,000	625,972
General Electric Capital Corp. 0.23% due 11/17/2015	26,500	26,494
Gotham Funding Corp. 0.20% due 10/5/2015[5]	50,000	49,999
Jupiter Securitization Co., LLC 0.31% due 11/9/2015[5]	50,000	49,987
KfW 0.17%–0.20% due 10/20/2015–10/29/2015[5]	104,800	104,795
Mitsubishi UFJ Trust and Banking Corp. 0.20%–0.22% due 11/5/2015–11/18/2015[5]	97,400	97,374
Mizuho Bank, Ltd. 0.29%–0.31% due 10/21/2015–11/17/2015[5]	101,500	101,479
New Perspective Fund — Page 6 of 8

Short-term securities	Principal amount (000)	Value (000)
National Australia Bank Ltd. 0.15% due 10/14/2015[5]	$75,000	$74,998
Nestlé Capital Corp. 0.17% due 11/16/2015[5]	50,000	49,989
Nestlé Finance International Ltd. 0.15% due 11/6/2015	50,000	49,992
Nordea Bank AB 0.26%–0.34% due 10/23/2015–12/9/2015[5]	181,600	181,557
Old Line Funding, LLC 0.28% due 11/20/2015[5]	40,000	39,987
Reckitt Benckiser Treasury Services PLC 0.22%–0.23% due 10/5/2015–10/14/2015[5]	45,000	44,999
Sumitomo Mitsui Banking Corp. 0.15%–0.28% due 10/1/2015–10/19/2015[5]	193,800	193,792
Svenska Handelsbanken Inc. 0.31% due 12/18/2015[5]	135,000	134,921
Thunder Bay Funding, LLC 0.31%–0.37% due 11/6/2015–12/4/2015[5]	111,000	110,959
Toronto-Dominion Holdings USA Inc. 0.21%–0.42% due 10/8/2015–12/1/2015[5]	214,300	214,257
Toyota Credit Canada Inc. 0.25% due 10/26/2015	50,000	49,997
Toyota Motor Credit Corp. 0.20%–0.24% due 10/8/2015–11/19/2015	200,100	200,091
U.S. Treasury Bills 0.13% due 12/3/2015	50,000	50,000
Victory Receivables Corp. 0.21% due 10/19/2015[5]	37,700	37,696
Westpac Banking Corp. 0.31% due 12/11/2015[5]	50,000	49,980
Total short-term securities (cost: $4,745,719,000)		4,746,552
Total investment securities 99.77% (cost: $39,684,683,000)		56,035,815
Other assets less liabilities 0.23%		130,067
Net assets 100.00%		$56,165,882
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $443,461,000.
	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 9/30/2015 (000)
			Receive (000)	Deliver (000)
Sales:
Japanese yen	10/14/2015	Citibank	$18,254	¥2,200,000	$(88)
Japanese yen	10/15/2015	Citibank	$77,962	¥9,400,000	(408)
Japanese yen	10/15/2015	Bank of America, N.A.	$11,067	¥1,379,000	(430)
Japanese yen	10/16/2015	UBS AG	$11,120	¥1,378,000	(369)
Japanese yen	10/19/2015	HSBC Bank	$32,112	¥3,850,000	12
Japanese yen	10/19/2015	Bank of America, N.A.	$16,206	¥1,950,000	(52)
Japanese yen	10/23/2015	JPMorgan Chase	$11,479	¥1,378,000	(11)
Japanese yen	11/10/2015	Bank of America, N.A.	$41,962	¥5,024,000	62
Japanese yen	11/16/2015	Citibank	$16,804	¥2,100,000	(712)
Japanese yen	11/19/2015	Bank of New York Mellon	$48,840	¥6,065,000	(1,747)
Japanese yen	12/4/2015	Bank of America, N.A.	$177,567	¥21,300,000	(153)
					$(3,896)

New Perspective Fund — Page 7 of 8

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $22,294,928,000, which represented 39.69% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	A portion of this security was pledged as collateral. The total value of pledged collateral was $3,902,000, which represented .01% of the net assets of the fund.
[5]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,902,079,000, which represented 3.39% of the net assets of the fund.

Key to abbreviations and symbol
ADR = American Depositary Receipts
CDI = CREST Depository Interest
CAD = Canadian dollars
GBP = British pounds
¥ = Japanese yen
ZAR = South African rand
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-007-1115O-S49166	New Perspective Fund — Page 8 of 8

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of New Perspective Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the investment portfolio (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of the New Perspective Fund (the "Fund") at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and investment portfolio (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

November 9, 2015

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW PERSPECTIVE FUND

By _/s/ Walter R. Burkley____________________
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: November 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _/s/ Walter R. Burkley____________________
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: November 30, 2015

By __/s/ Brian C. Janssen_____________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: November 30, 2015